Exhibit 23.11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement of
PhyMatrix Corp. on Form S-8 (File No. 33-     ) of our report dated November
6, 1995, on our audit of the financial statements of DASCO Development Corporation and Affiliate.


                                                    /s/ Coopers & Lybrand L.L.P.

Miami, Florida
May 10, 1996